SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2003

ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed from last report)

Item 7. Financial Statements and Exhibits

      Exhibit 99.1 – Press Release dated August 4, 2003.

Item 9. Regulation FD Disclosure

      The information set forth in this Item 9 and Exhibit 99.1 hereto is intended to be furnished under “Item 12. Results of Operations and Financial Condition.” Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

      On August 4, 2003, EnPro Industries, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2003. A copy of such press release is included as Exhibit 99.1 hereto.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: August 4, 2003

ENPRO INDUSTRIES, INC.

By: /s/ Richard L. Magee Richard L. Magee Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated August 4, 2003

4